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Exhibit10.22AJ

THIRTY-FOURTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This Thirty-fourth AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document no. 2501940), effective as of March 1, 2013, as amended (the “Agreement”) and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.  This Amendment shall be effective as of the date last signed below (the “Effective Date”).

WHEREAS, pursuant to the Agreement, CSG provides **** ************** ********, including **** ********, to Customer; and

WHEREAS, **** ******** have been implemented as an upgrade to Customer's current **** ************** ********; and

WHEREAS, **** ******** have been installed and replace Customer's previously existing **** ********.

NOW, THEREFORE, CSG and Customer agree as follows:

1.    Schedule F.1, of the Agreement, “LISTING OF PRODUCTS AND SERVICES INCLUDED IN THE BSC,” (i) Subsection X, “**** ************** ********,” and (ii) Subsection XI, “******* ******** - *********,” shall be amended such that references therein to “****” shall be deleted and replaced as “****.”

IN WITNESS WHEREOF, CSG and Customer cause this Amendment to be duly executed below.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Jeur Abeln	By: /s/ Gregory L. Cannon
Name: Jeur Abeln	Name: Gregory L. Cannon
Title: Senior Vice President Procurement	Title: SVP, Secretary & General Counsel
Date: 7-11-2018	Date: May 4, 2018